UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 23, 2006

Date of Report (Date of earliest event reported)
EMDEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition
     As previously disclosed, on September 28, 2005, WebMD Health Corp. (which we refer to as WHC), a subsidiary of the Registrant, sold to the public, in an initial public offering, 7,935,000 shares of its Class A Common Stock at $17.50 per share. The Registrant owns approximately 85.8% of the outstanding Common Stock of WHC.
     On February 23, 2006, WHC issued a press release announcing its results for the quarter and year ended December 31, 2005. A copy of the press release is incorporated by reference, as Exhibit 99.1 hereto, from Exhibit 99.1 to the Current Report on Form 8-K filed today by WHC. A copy of the financial tables that accompanied the press release is incorporated by reference, as Exhibit 99.2 hereto, from Exhibit 99.2 to the Current Report on Form 8-K filed today by WHC. Exhibits 99.1 and 99.2 to this Current Report are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall either of those Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 7.01.    Regulation FD Disclosure
     A copy of certain forward-looking financial information that accompanied the WHC press release referred to in Item 2.02 and that is expected to be discussed on the previously announced conference call with investors and analysts to be held by WHC at 4:45 p.m., Eastern time, today (February 23, 2006) is incorporated by reference, as Exhibit 99.3 hereto, from Exhibit 99.3 to the Current Report on Form 8-K filed today by WHC. The call can be accessed at www.wbmd.com (in the Investor Relations section) and a replay will be available at the same location.
     Exhibit 99.3 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 8.01.    Other Events.
     Emdeon Corporation will hold its 2006 Annual Meeting of Stockholders on Tuesday, September 12, 2006 at The Marriott at Glenpoint, 100 Frank W. Burr Boulevard, Teaneck, New Jersey 07666. Proposals that Emdeon’s stockholders intend to present at the 2006 Annual Meeting must be received by Emdeon no later than the close of business on April 3, 2006 to be considered for possible inclusion in Emdeon’s proxy statement and form of proxy for that meeting. In addition, Emdeon’s Bylaws establish an advance notice procedure pursuant to which stockholder proposals not included in Emdeon’s proxy statement may be brought before a meeting of stockholders. For nominations or other business to be properly brought before Emdeon’s 2006 Annual Meeting by a stockholder, that stockholder must deliver written notice, complying with the requirements of Emdeon’s Bylaws, to the Secretary of Emdeon not later than the close of business on April 17, 2006. All notices of proposals by stockholders should be sent to: Charles A. Mele, Secretary, Emdeon Corporation, 669 River Drive, Center 2, Elmwood Park, NJ 07407.

Item 9.01.    Financial Statements and Exhibits
(c)	Exhibits

The following exhibits are furnished herewith:
99.1	Press Release, dated February 23, 2006, regarding WebMD Health Corp.’s results for the quarter and year ended December 31, 2005 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 23, 2006)

99.2	Financial Tables accompanying Exhibit 99.1 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 23, 2006)

99.3	WebMD Health Corp. Financial Guidance Summary accompanying Exhibit 99.1 (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 23, 2006)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMDEON CORPORATION
Dated: February 23, 2006	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated February 23, 2006, regarding WebMD Health Corp.’s results for the quarter and year ended December 31, 2005 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 23, 2006)

99.2	Financial Tables accompanying Exhibit 99.1 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 23, 2006)

99.3	WebMD Health Corp. Financial Guidance Summary accompanying Exhibit 99.1 (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 23, 2006)

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